Effective immediately, the first paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.  MFS normally invests at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

Effective immediately, the first paragraph in the sub-section entitled “Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

MFS normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.  MFS normally invests at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

1021088                                                                                                                                                                   1                                                                                                                                   MMM-SUP-I-022616